Exhibit 99.2

FINANCIAL RESULTS AND COMPANY OVERVIEW 2018 First-Quarter Performance June 5th, 2018

Disclaimer Forward-Looking Statements and Preliminary Results This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are based on management’s beliefs and assumptions and information currently available to management and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future results, and that actual results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those “Risk factors” in our annual report on Form 10-K, for the fiscal year ended January 28, 2018, filed on March 13, 2018 and those described from time to time in our, and HD Supply, Inc.’s, other filings with the U.S. Securities and Exchange Commission, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Estimates for Net sales, Adjusted EBITDA and Adjusted net income per diluted share are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end adjustments. Any variation between HD Supply’s actual results and the preliminary financial data set forth herein may be material. Non-GAAP Financial Measures HD Supply supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share, Net debt and Free cash flow. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income, Adjusted net income per diluted share and Net Debt referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures and Capital Structure Overview.”

Q1’18 Execution Highlights Focused on Controllable Execution 1 See appendix slides 19 and 20 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income and Income from Continuing Operations 2 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth 3 Free Cash Flow is defined as LTM Operating Cash Flow $469M, Less Capital Expenditures $89M (including Cash Flow from Discontinued Operations) Note: “VPY” denotes Versus Prior Year, “LTM” denotes Last Twelve Months +14% Net Sales Growth Versus Prior Year (“VPY”) +10% Organic Sales Growth VPY +17% Operating Income Growth VPY +53% Income from Continuing Operations VPY +5% Net Income Growth VPY +21% Adjusted EBITDA1 Growth VPY Operating Leverage2 of 1.5x +79% Adjusted Net Income per Diluted Share1 Growth VPY $380M LTM Free Cash Flow3

Demand Remains Strong Rebar Represents Approximately 5% of Total Sales Topics of Recent Investor Interest Topic Consideration Labor Inflation Tariff Impacts Non-residential End Market Modest Increase in Labor Costs Focused on Shareholder Value Rising Freight Costs Mitigated Freight Costs Milder February Offset by March Storms and Cool April Weather Full Tax Payer by Mid-2019 6. Tax Reform

$1,216M $1,389M +14% Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % $484M $552M 39.8% 39.7% $157M $190M $129M $151M 12.9% 13.7% 10.9% +14% -10 BPs +80 BPs +21% ($ in millions, except per share data) $80M $130M +17% Net Sales 1 See appendix slides 19 and 20 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income and Income from Continuing Operations Q1’17 Adj. EBITDA1 VPY Adj. Net Income1 10.6% Q1’18 $0.39 $0.70 +79% Per Diluted Share1 +$173M +63% Net Income $85M $89M +5% $0.42 $0.48 +$0.06 Per Diluted Share +14.2% Net Sales Growth VPY Q1’18 Financial Results +30 BPs +10% +$120M organic

Organic Growth in Both Business Units Q1’18 Segment Performance Q1’18 $723M $666M Adj. EBITDA $123M $67M Net Sales ($ in millions) Q1’17 $682M $536M $108M VPY +6% +14% VPY +24% +37% $49M Q1’18 Q1’17 Operating Leverage 2.3x 1.5x +14% organic

Q1’18 Taxes and Cash Flow Favorable Tax Asset with Significant Gross Federal Net Operating Loss (“NOL”) Carryforwards of Approximately $675 Million ~$205M Tax-affected Amount of Federal and State NOLs Cash Taxes $2M in Q1’18 $2-4M Estimated in Q2’18 $10-12M Estimated in FY’18 Effective Rate ~25% for Q1’18 Expected 25-26% for FY’18 $2.1B Net Debt1 at the End of Q1’18 2.6x Net Debt to Adj. EBITDA $380M Q1’18 LTM Free Cash Flow2 $19M of Capital Expenditures in Q1’18 Note: Contains forward-looking information; please see Disclaimer on slide 2 1 Reconciled on slide 15 2 Free Cash Flow is defined as Operating Cash Flow of $469M, Less Capital Expenditures of $89M (including Cash Flow from Discontinued Operations) Taxes Cash Flow Capital Structure Execution

+14.2% Q1’18 Average Daily Sales Growth Q1’18 Monthly Average Daily Sales (%) 5.4% 32.8% 18.7% May 6.3% 34.5% 5.9% 19.7% Facilities Maintenance Construction & Industrial (Preliminary) 11.7% 12.0% 17.7% 7.1% 17.3% 2.4% 6.9% Feb. Mar. Apr. Prior Year $575M $488M $423M HD Supply Net Sales $391M 3.9% 3.8% Q1’18 5.2% 9.3% $412M 0.8% 7.7% $488M 1.1% 7.9% $378M 0.2% 5.3% $350M HD Supply Average Daily Sales Growth VPY ’17 Selling Days 25 20 20 20 Current Year Note: Contains forward-looking information; please see Disclaimer on slide 2 25 20 20 20 ’18 Selling Days Q2’18 organic 7.5% organic 10.6% organic 10.3% ’16 Selling Days 25 20 20 20

Q2'18 Guidance

($ in millions, except per share amounts)

Net Sales



VPY
$1,595M
+18%
$1,535M
+14%
$1,352M
Q2'17
Q2'18

Midpoint $1,565M +16%

Adj. EBITDA



VPY
$245M
+18%
$235M
+13%
$208M
Q2'17
Q2'18

$240M +15%

Adj. Net Income Per Diluted Share[1]



VPY
$0.97
+52%
$0.92
+44%
$0.64
Q2'17
Q2'18

$0.95 +48%

[1] Q2'18 Adjusted Net Income per Diluted Share range assumes a fully diluted weighted average share count of ~185 million

Note: Contains forward looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income and Adjusted net income per diluted share to Net income per diluted share for the second quarter of fiscal 2018 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

+16% Net Sales Growth VPY at Midpoint

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~2 to 3% End Market Growth for FY’18 FY’18 End Market Preliminary Outlook Residential Construction “Living Space” MRO Primary End Market Non-Residential Construction ~2 to 3% FY’18 End Market Estimates1 1% to 2% Current View as of June ’18  Mid-Single Digit 1 Management estimate; end market growth based on multiple quantitative and qualitative inputs Note: Contains forward looking information; please see Disclaimer on slide 2  Low Single Digits to Mid-Single Digit

HD Supply Current Outlook Summary

HDSUPPLY

Q2'18

- **+16% Net Sales VPY at Midpoint**
  - $1,535M to $1,595M Net Sales
- **+15% Adj. EBITDA VPY at Midpoint**
  - $235M to $245M Adj. EBITDA
- **+48% Adj. Net Income per Diluted Share VPY at Midpoint**
  - $0.92 to $0.97 Adj. Net Income per Diluted Share
- **Assumes ~185M Diluted Share Count[2]**

FY'18

- **+2% to +3% End Market VPY[1]**
- **+15% Net Sales VPY at Midpoint**
  - $5,820M to $5,940M Net Sales
- **+16% Adj. EBITDA VPY at Midpoint**
  - $832M to $862M Adj. EBITDA
- **+38% Adj. Net Income per Diluted Share VPY at Midpoint**
  - $3.11 to $3.27 Adj. Net Income per Diluted Share
- **Assumes ~185M Diluted Share Count[2]**

[1] Management estimate; end market growth based on multiple quantitative and qualitative inputs
[2] Assumes No Additional Share Repurchases
Note: Contains forward looking information; please see Disclaimer on slide 2. No reconciliation of the forecasted range for Adjusted EBITDA to Net income and Adjusted net income per diluted share to Net income per diluted share for the second quarter of fiscal 2018 and full-year fiscal 2018 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors

Current Outlook Summary 11

Q&A Q&A

Concluding Remarks One Team, Driving Customer Success and Value Creation Continual Operational Improvement +14% Net Sales Growth in Q1’18 VPY +21% Adjusted EBITDA1 Growth in Q1’18 VPY 1.5x Operating Leverage +79% Adjusted Net Income per Diluted Share Growth1 in Q1’18 VPY Strong Start to 2018 First Investor Day: June 21st, 2018, Atlanta Leadership Development Center 1 See appendix slides 19 and 20 for a reconciliation of Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per Diluted Share to Net Income and Income from Continuing Operations Note: “VPY” denotes Versus Prior Year.

Q&A APPENDIX

~$1.7B Net Debt Capital Structure Overview Q1’18 Debt Balances Senior ABL Facility Term B-3 Loans April 2016 Senior Unsecured Notes $52 1,000 4/5/22 8/13/21 Outstanding Debt3 Less: Cash and Cash Equivalents Net Debt $2,092 (150) $2,128 Balance Maturity 1 Represents the Stated Rate of Interest, Without Including the Effect of Discounts or Premiums 2 Subject to Applicable Redemption Price Terms 3 Excludes Unamortized Discounts of $6M and Unamortized Deferred Financing Costs of $24M ($ in millions) 2.91% 4.55% Interest Rate1 533 n/a Now Soft Call Date2 5.75% 4/15/24 4/15/19 Term B-4 Loans 10/17/23 4.80% 543 Now Plus: Letters of Credit 27 Plus: Capital Lease 87

Illustrative Adjusted EPS Calculation

HDSUPPLY

($ in millions, except per share data)

Illustrative

	Actual				Estimates	
	Q2'17	Q3'17	Q4'17	Q1'18	Q2'18	FY'18
Adjusted EBITDA	$208M	$214M	$152M	$190M	*TBD*	*TBD*
(–) Depreciation and Amortization[1]	($22M)	($22M)	($24M)	($24M)	(~$27M)	(~$104M)
(+) Amortization of Acquired Intangibles	$3M	$3M	$3M	$5M	~$6M	~$22M
(–) Interest Expense, Net (GAAP)	($49M)	($35M)	($31M)	($33M)	(~$35M)	(~$140M)
(–) Cash Income Taxes[2]	($7M)	($4M)	($2M)	($2M)	(~$3M)	(~$11M)
(–) Stock-based Compensation	($6M)	($7M)	($7M)	($6M)	(~$6M)	(~$24M)
= Adjusted Net Income	$127M	$149M	$91M	$130M	*TBD*	*TBD*
÷ Diluted Shares Outstanding	~199M	~187M	~186M	~185M	~185M	~185M
= Adjusted Net Income per Diluted Share	$0.64	$0.80	$0.49	$0.70	*TBD*	*TBD*

[1] Includes Amounts Recorded within Cost of Sales
[2] Q3'17 excludes $13 million of taxes paid in relation to the sale of the Waterworks Business Unit
Note: Contains forward looking information; please see Disclaimer on slide 2. No reconciliation of Adjusted EBITDA to Net income, Adjusted net Income to Net Income and Adjusted net income per diluted share to Net income per diluted share for the second quarter of fiscal 2018 and full year fiscal 2018 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Illustrative Adjusted EPS Calculation 16

$488M Preliminary May Sales Monthly Net Sales ($) Facil. Maint. Const. & Ind. ’18 Selling Days ’17 Selling Days ($ in millions) HD Supply Net Sales (Preliminary) FY’17 Jun. Jul. Aug. Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May May $412M $408M $532M $436M $403M $531M $423M $372M $390M $575M $421M $391M $488M $231 $306 $248 $223 $283 $197 $208 $237 $212 $224 $287 $246 $178 $226 $188 $180 $249 $175 $182 $185 $179 $199 $288 $243 $232 $180 20 19 24 20 19 25 18 20 281 20 20 25 20 20 19 24 20 19 25 18 20 23 20 20 25 20 Note: Contains forward-looking information; please see Disclaimer on slide 2 1 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks FY’18 ’16 Selling Days 20 19 24 20 19 25 18 20 23 20 20 25 20 organic $406M organic $539M organic $455M

+10.6% Organic Preliminary Average Daily Sales Growth in May Average Daily Sales – Organic1 (VPY%) HD Supply Organic Average Daily Sales Growth VPY1 (VPY%) 1 Adjusted for Acquisitions, Divestitures, and Selling Days 2 Contains an extra selling week as compared with other years. Fiscal 2018 contains 53 weeks Note: Contains forward-looking information; please see Disclaimer on slide 2 Facil. Maint. Const. & Ind. 2.6% 3.7% 4.3% 1.3% 6.1% 4.3% 4.9% 2.2% 7.1% 5.9% 5.4% 6.3% 5.2% 4.5% 8.2% 9.8% 10.3% 14.5% 16.4% 18.6% 13.3% 17.3% 9.4% 16.3% 16.0% 9.3% 6.9% 3.4% 5.6% 6.7% 5.2% 10.0% 12.0% 9.8% 10.9% 17.7% 6.8% 11.7% 18.7% (Preliminary) Jun. Jul. Aug. Sep. Oct. Nov. Dec. Jan. Feb. Mar. Apr. May May FY’17 FY’18 ’18 Selling Days ’17 Selling Days 20 19 24 20 19 25 18 20 282 20 20 25 20 20 19 24 20 19 25 18 20 23 20 20 25 20 ’16 Selling Days 20 19 24 20 19 25 18 20 23 20 20 25 20 organic 7.5% organic 10.3% organic 10.6%

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA ($ in millions) 1 Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations 2 Represents the loss on extinguishment of debt including the write-off of unamortized deferred financing costs, original issue discount and other assets or liabilities associated with such debt 3 Represents the costs related to exiting the Company’s previous corporate headquarters and the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs 4 Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies, purchased on March 5, 2018 Q1’18 Q1’17 Net income $89 $ 85 Less income from discontinued operations, net of tax - 27 Income from continuing operations 89 58 Interest expense, net 33 49 Provision for income taxes 19 Depreciation and amortization 24 22 Loss on extinguishment of debt - Restructuring charges 2 7 - Stock-based compensation 3 6 6 Adjusted EBITDA $ 190 $ 157 29 3 Acquisition and integration costs4 2 - 1

Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income and Adjusted Net Income Per Share

HD SUPPLY

($ in millions, except share and per share amounts)

	Q1'18	Q1'17
Net income	**$89**	$ 85
Less income from discontinued operations, net of tax	**-**	27
Income from continuing operations	**89**	58
Provision for income taxes	**29**	19
Cash paid for income taxes	**(2)**	(3)
Amortization of acquisition related intangible assets (other than software)	**5**	3
Loss on extinguishment of debt[1]	**-**	3
Restructuring charges[2]	**7**	-
Acquisition and integration costs[3]	**2**	-
Adjusted Net Income	**$ 130**	$ 80
Weighted average common shares outstanding (in thousands)		
Basic	**184,326**	200,708
Diluted	**185,155**	203,017
Adjusted Net Income Per Share - Basic	**$0.71**	$0.40
Adjusted Net Income Per Share - Diluted	**$0.70**	$0.39

[1] *Represents the loss on extinguishment of debt including the write-off of unamortized deferred financing costs, original issue discount, and other assets or liabilities associated with such debt*
[2] *Represents the costs related to exiting the Company's previous corporate headquarters and the costs incurred for strategic alignment of our workforce. These costs include severance, relocation costs and other related costs*
[3] *Represents the costs incurred in the acquisition and integration of A.H. Harris Construction Supplies, purchased on March 5, 2018*

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